UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 S. Delaware St., Suite 400
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On March 4, 2020, Guidewire Software, Inc. (the "Company") issued a press release announcing unaudited financial results for the fiscal quarter ended January 31, 2020. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Jeff Cooper as Interim Chief Financial Officer

On March 2, 2020, the Board of Directors of the Company appointed Jeff Cooper as interim Chief Financial Officer, effective as of the filing of the quarterly report on Form 10-Q for the second quarter ended January 31, 2020, which is expected to be filed on or about March 4, 2020 (the "Q2 FY2020 Form 10-Q"). In his capacity as interim Chief Financial Officer, Mr. Cooper will succeed Curtis Smith, who, as previously announced, resigned effective as of the filing of the Q2 FY2020 Form 10-Q, as the principal financial officer and principal accounting officer of the Company. Mr. Cooper, age 44, has served as the Company’s Vice President of Finance since 2017. Prior to joining the Company, Mr. Cooper served as Chief Financial Officer of GoodData, a cloud-based data and analytics platform company, from 2016 to 2017. From 2013 to 2016, Mr. Cooper served as Vice President, Finance, for Rally Software, a publicly traded cloud-based application lifecycle management software company, which was acquired by CA Technologies in 2015. Prior to that, Mr. Cooper was a Vice President focusing on the software industry in the investment banking division of Deutsche Bank Securities. Mr. Cooper holds a B.A. in Political Science from Princeton University and an M.B.A. degree from the London Business School.

There are no arrangements or understandings between Mr. Cooper and any other persons in connection with his appointment. There are no family relationships between Mr. Cooper and any director or executive officer of the Company, and Mr. Cooper is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will also enter into its standard form of Indemnification Agreement with Mr. Cooper.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1*	Form of Indemnification Agreement between the Company and each of its directors and executive officers
99.1	Press release dated March 4, 2020 titled "Guidewire Software Announces Second Quarter Fiscal Year 2020 Financial Results"

* Incorporated by reference from Exhibit 10.1 to the Company’s Form S-1/A dated October 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2020

GUIDEWIRE SOFTWARE, INC.

By:	/s/ CURTIS SMITH
Curtis Smith
Chief Financial Officer